                                    10(FF)

                                Option Agreement
                                     Between
                              State Auto Mutual and
                        State Auto Financial Corporation
                              Dated March 11, 1997

                                OPTION AGREEMENT
                                ----------------


         Option Agreement entered into as of the 11th day of March, 1997 ("Option Agreement") by and between STATE AUTOMOBILE MUTUAL INSURANCE COMPANY, an Ohio corporation ("Mutual"), and STATE AUTO FINANCIAL CORPORATION, an Ohio corporation ("Financial").

         WHEREAS, Mutual heretofore has entered into a Stock Purchase Agreement dated as of December 12, 1996 ("Stock Purchase Agreement") pursuant to which Mutual has agreed to purchase from R. W. Houser, Inc. a Wisconsin corporation, for cash (the "Mutual Acquisition"), all of the issued and outstanding capital stock of Midwest Security Insurance Company, a Wisconsin corporation ("Midwest"); and

         WHEREAS, Pursuant to the terms and provisions of the Stock Purchase Agreement, Mutual on this date has purchased, and is now the owner of, all of the outstanding capital stock of Midwest ; and

         WHEREAS, Mutual believes its value in Midwest will be enhanced in the future if Midwest is owned by Financial, Mutual's 66% owned subsidiary; and

         WHEREAS, due to capital market uncertainties and the required cash acquisition price for Midwest , Mutual's liquid capital resources facilitated the acquisition of Midwest ; and

         WHEREAS, Mutual's ultimate objective is to increase its capital liquidity to provide for continued growth and to enhance its position with respect to risk base capital requirements, and ownership by Financial of Midwest would advance these objectives; and

         WHEREAS, Financial over a period of time, will have access to capital markets for the purpose of expanding its business; and

         WHEREAS, Financial has an interest in obtaining an option to purchase Midwest and Mutual is willing to grant Financial such an option, in each case subject to the terms and provisions of this Option Agreement; and

         WHEREAS, This Option Agreement has been reviewed and evaluated by the Coordinating Committee of the Boards of Directors of Mutual and Financial, and recommended for approval by such Coordinating Committee, and has been reviewed and approved by the respective Boards of Directors of Mutual and Financial.

         NOW, THEREFORE, in consideration of the mutual provisions herein set forth and subject to the terms and conditions hereof, the parties hereto agree as follows:

         SECTION 1 - GRANT OF OPTION. In consideration of the payment by Financial to Mutual of $25,000 ("Option Price"), the receipt and sufficiency of which by Mutual is hereby acknowledged, and during a period of five (5) years from the date hereof ("Option Term"), Mutual hereby grants to Financial the exclusive right and option ("Option") to acquire Midwest, such acquisition, at the exclusive election of Financial, to be structured as (i) a stock acquisition, in the form of either the acquisition of all of the capital stock of Midwest in exchange for cash, or the acquisition of all of the capital stock of Midwest in exchange for common shares, without par value, of Financial ("Financial Common Shares"), or any combination of cash, and Financial Common Shares or (ii) a statutory merger, in the form of either the merger of Midwest with and into Financial or a company affiliated with Financial in exchange for Financial Common Shares or cash or any combination of Financial Common Shares or cash, or the merger of a company affiliated with Financial with and into Midwest in exchange for Financial Common Shares or cash, or any combination of Financial Common Shares or cash, or (iii) such other form of acquisition and form of consideration as may be agreed upon by the parties hereto.

         SECTION 2 - EXERCISE OF OPTION; DEFINITIVE ACQUISITION AGREEMENT. At any time during the Option Term Financial may elect to exercise the Option by delivering written notice of exercise to Mutual setting forth the form of the acquisition and the form of consideration to be paid ("Election"), together with a proposed form of acquisition agreement. Upon receipt by Mutual of the Election and the proposed form of acquisition agreement the parties hereto, subject to the terms and conditions of this Option Agreement, promptly shall finalize and execute or cause to be executed and use their reasonable best efforts to secure any legally required director, shareholder and policyholder approvals of a definitive acquisition agreement containing usual and customary terms and provisions ("Definitive Acquisition Agreement"), the parties hereto agreeing to bargain in good faith with respect to such terms and provisions. In addition, upon exercise of the Option, Mutual and Financial agree to use their reasonable best efforts to obtain, as promptly as practicable, all regulatory and governmental approvals necessary to complete the acquisition.

         SECTION 3 - VALUATION OF MIDWEST, OF FINANCIAL COMMON SHARES, AND FINANCIAL PREFERRED SHARES AND PURCHASE PRICE OF MIDWEST. Upon the Election by Financial to exercise the Option, the purchase price for Midwest, as set forth in the Definitive Acquisition Agreement, shall, if the form of the acquisition is as set forth in Section 1(i) or 1(ii) above, be calculated as follows: (i) Midwest shall be valued at its GAAP Book Value, as of the month end next preceding the closing date described in the Definitive Acquisition Agreement, adjusted through the last business day prior to the closing date described in the Definitive Acquisition Agreement, times a multiple which is equivalent to the multiple of Midwest's GAAP Book Value as of December 31, 1996 paid by Mutual in connection with the Mutual Acquisition provided, however, that if at the time the Option is exercised, the most recent market value to book value of the Composite Statistics for the Property and Casualty Industry as published by Value Line publishing, which index is 127 in its most recent report (1995) (the "Index") should fall below 102 (the range minimum) or rise above 152 (the range maximum), then in such event, the multiple pursuant to which the option price is calculated as described in the preceding sentence shall be adjusted by increasing the multiple by the amount by which the Index exceeds the range maximum or by decreasing the multiple by the amount by which the Index is less than the range minimum, as the case may be; (ii) Financial Common Shares shall be valued at their closing sale price as reported on the NASDAQ National Market System on the last business day prior to the closing date described in the Definitive Acquisition Agreement, and (iii) Financial Preferred Shares shall be valued at 100% of their call price, as described below. As used herein, GAAP Book Value of Midwest means the assets, less liabilities, of Midwest, prepared in accordance with generally accepted accounting principles.

         Cash and Financial Common Shares or any combination thereof, with a value, calculated as set forth above, equal to the value of Midwest, calculated as set forth above, shall be delivered by

Financial to Mutual on the closing date described in the Definitive Acquisition Agreement in exchange for all of the outstanding capital stock of Midwest (or in exchange for causing the merger of Midwest with and into Financial or a company affiliated with Financial or the merger of a company affiliated with Financial with and into Midwest) and shall represent the purchase price for Midwest .

         Upon the Election of Financial to exercise the Option, the purchase price for Midwest, as set forth in the Definitive Acquisition Agreement, shall, if the form of the acquisition is as set forth in Section 1(iii) above, be calculated in a manner to be agreed upon by the parties hereto.

         SECTION 4 - RESTRICTIONS ON DISPOSITION AND REGISTRATION RIGHTS. Any Financial Common Shares (together called "Shares") issued by Financial to Mutual in connection with the Definitive Acquisition Agreement may be issued in reliance upon an exemption from registration under the Securities Act of 1933, as amended ("1933 Act") provided by Section 4(2) of the 1933 Act or any other exemption deemed appropriate by Financial. As such, the Shares so received by Mutual will be restricted as to their disposition and may not be sold or otherwise disposed of by Mutual in the absence of (i) their registration under the 1933 Act or, in the alternative, (ii) the receipt by Financial of an opinion of counsel, reasonably acceptable in form and in substance to Financial, stating that such registration is not required.

         If at any time after Mutual has received Shares of Financial in connection with the Definitive Acquisition Agreement Financial files a registration statement with the Securities and Exchange Commission ("Commission") on Form S-1, S-2 or S-3 with respect to Financial Common Shares, then at Mutual's written request and subject to Mutual's bearing its proportionate share of the registration expenses and any underwriting discount, Financial agrees to include up to 100% of the Shares of Mutual so acquired as part of Financial's registration statement, subject to Mutual's compliance with the appropriate provisions of the 1933 Act and the rules and regulations promulgated thereunder and to Mutual's agreement to the reasonable requests of any managing underwriter(s) in connection with such registration.

         In addition, Financial agrees, at the written request of Mutual received by Financial during a period of twenty-four (24) months after Mutual's receipt of Shares of Financial pursuant to the Definitive Acquisition Agreement, to use its best efforts to prepare and file with the Commission a registration statement on Form S-1, S-2 or S-3 (to the extent Financial qualifies for the use of such Forms) to register such Shares under the 1933 Act and to use its best efforts to cause such registration statement to be declared effective, provided, however, that Mutual shall bear all costs and expenses of such registration statement.

         SECTION 5 - REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF MUTUAL. Mutual represents and warrants to Financial that (i) Mutual is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Ohio and has full corporate power and authority to own its properties and assets and to carry on the business as it is now being conducted, (ii) Midwest is a corporation duly incorporated, validly existing and in good standing under the laws of Wisconsin and has the full corporate power and authority to own its property and assets and to carry on the business as it is now being conducted, (iii) Mutual is the legal and beneficial owner of 1500 common shares, no par value, of Midwest, free and clear of any claim, lien, security interest, pledge, restriction on transfer or encumbrance, such 1500 common shares, with no par value, representing all of the outstanding capital stock of Midwest and the only authorized class of capital stock of

Midwest, (iv) there are no options, warrants or rights of any nature whatsoever outstanding to purchase common shares, no par value, of Midwest , and no outstanding securities of any nature which are convertible into or exchangeable for common shares, with no par value, of Midwest, (v) Mutual has the corporate power and authority to enter into and perform its obligations under this Option Agreement, (vi) the execution, delivery and performance by Mutual of its obligations hereunder does not and will not result in the breach or violation of any covenant or agreement to which Mutual or Midwest is a party or by which Mutual or Midwest or their property may be bound, and (vii) Mutual has received all federal, state and local regulatory approvals that may be necessary to enter into and to perform its obligations under this Option Agreement, except for approvals that may be required under state insurance laws in the States of Ohio and Wisconsin and for such filing as is required under the Hart-Scott-Rodino Anti-trust Improvements Act of 1976, to occur upon exercise of the Option and which shall be a condition to Mutual's and Financial's obligations to consummate the transactions contemplated by the Definitive Acquisition Agreement.

         Mutual agrees with Financial that from and after the date hereof and until the first to occur of the execution of the Definitive Acquisition Agreement, the expiration of the Option Term or the agreement of the parties hereto to terminate this Option Agreement, Mutual (i) shall make or cause to be made available to Financial, its representatives, attorneys, accountants and agents, for their review and examination, all of the books, records, financial statements, agreements, licenses, tax returns and other records and documents of or concerning Midwest and will cause the officers and directors of Midwest and of Mutual to be available for inquiries about Midwest, subject, in each case, to the treatment of such information by the recipients thereof as confidential and to the execution by Mutual and the recipients of such information of a mutually acceptable Confidentiality Agreement, (ii) will cause the business of Midwest to be conducted only in the usual, regular and ordinary course, and, among other matters, without the prior consent of Financial, will not permit any change in the capital structure of Midwest, including, without limitation, the issuance of any options or rights to purchase common shares, no par value, of Midwest or the issuance of any security convertible into such common shares, (iii) will not sell, transfer or assign Midwest or any of its capital stock or pledge or grant a security interest in any of the capital stock of Midwest, (iv) will not willfully undertake any action which would cause the representations and warranties set forth in the preceding paragraph (other than the disclaimer as to regulatory approval set forth in clause vii thereof) to become false, and (v) will cause the existence of this Option Agreement to be noted on the stock certificate or certificates representing Mutual's ownership of all of the outstanding capital stock of Midwest.

         SECTION 6 - MISCELLANEOUS PROVISIONS. Mutual and Financial agree that
(i) none of the rights created hereunder may be assigned, and none of the duties created hereunder may be delegated, without the prior written consent of the other party hereto, (ii) any written notice hereunder, including the Election, shall be in writing and shall be deemed to have been duly received on the date given, if delivered personally or by telegram, telex or telecopy, or on the date received if mailed by registered or certified mail to the parties at the following addresses (or such other address for a party as may be specified by like notice): If to Mutual -- State Automobile Mutual Insurance Company, 518 East Broad Street, Columbus, Ohio 43216, Attention: Robert H. Moone, President; if to Financial -- State Auto Financial Corporation, 518 East Broad Street, Columbus, Ohio 43216, Attention: Steven J. Johnston, Treasurer (iii) this Option Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and (iv) this Option Agreement shall be governed in all respects by the laws of the State of Ohio.

         IN WITNESS WHEREOF, the parties hereto, being duly authorized, have executed this Option Agreement as of the date first set forth above.

                                     STATE AUTOMOBILE MUTUAL INSURANCE
                                     COMPANY

                                     /s/Robert H. Moone
                                     Robert H. Moone
                                     -----------------------------------------
                                     President



                                     STATE AUTO FINANCIAL CORPORATION

                                     /s/Urlin G. Harris, Jr.
                                     -----------------------------------------
                                     Urlin G. Harris, Jr.
                                     Executive Vice President